                                                                    EXHIBIT 99.2

                             NOTE PURCHASE AGREEMENT

                         INSTRUCTION SHEET FOR INVESTOR

       (to be read in conjunction with the entire Note Purchase Agreement and Investor Questionnaire)

A. Complete the following items in the Note Purchase Agreement and in the Investor Questionnaire:

    1. Provide the information regarding the Investor requested on the signature pages (pages 1 and 17). Please submit a separate Note Purchase Agreement and Investor Questionnaire for each individual fund/entity that will hold the Notes. The Note Purchase Agreement and the Investor Questionnaire must be executed by an individual authorized to bind the Investor.

    2. Return the signed Note Purchase Agreement and Investor Questionnaire to:

                  Gadzooks, Inc.
                  4121 International Parkway
                  Carrollton, TX  75007
                  Attn:  James A. Motley
                  Phone: (972) 307-5555
                  Fax:   (972) 980-8230

           And fax copies to:

                  SunTrust Robinson Humphrey
                  125 Summer Street
                  17th Floor
                  Boston, MA  02110
                  Attn:  Morgan Ley
                  Phone: (617) 345-6510
                  Fax:   (617) 345-6526

                  And

                  Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                  1700 Pacific Avenue
                  Suite 4100
                  Dallas, TX  75201
                  Attn: Eliot Raffkind, Esq.
                  Phone: (214) 969-2800
                  Fax:   (214) 969-4343

    An executed original Note Purchase Agreement and Investor Questionnaire or a fax thereof must be received by 2:00 p.m., Eastern Time, on a date to be determined and distributed to the Investor at a later date.

B. Instructions regarding the transfer of funds for the purchase of Notes will be e-mailed to the Investor by the Company at a later date.

C. To resell the Conversion Shares after the Registration Statement covering the Conversion Shares is effective:

         1. Provided that a Suspension of the Registration Statement pursuant to
    Section 7.2(c) of the Note Purchase Agreement is not then in effect pursuant to the terms of the Note Purchase Agreement, the Investor may sell Conversion Shares under the Registration Statement, subject to the notification provisions in the Note Purchase Agreement, provided that it arranges for delivery of a current Prospectus to the transferee. Upon receipt of a request therefor, the Company has agreed to provide an adequate number of current Prospectuses to each Investor and to supply copies to any other parties requiring such Prospectuses.

         2. The Investor must also deliver to the Company's transfer agent, with a copy to the Company, a Certificate of Subsequent Sale in the form attached to the Note Purchase Agreement, so that the Conversion Shares may be properly transferred.

                             NOTE PURCHASE AGREEMENT

Gadzooks, Inc.
4121 International Parkway
Carrollton, TX 75007

Ladies & Gentlemen:

         The undersigned, _________________________________(the "Investor"),
hereby confirms its agreement with you as follows:

1. This Note Purchase Agreement (the "Agreement") is made as of October 7, 2003 between Gadzooks, Inc., a Texas corporation (the "Company"), and the Investor.

2. The Company has authorized the sale and issuance of up to $15,000,000 Convertible Subordinated Notes (the "Notes") of the Company, $1,000 par value, to certain Investors in a private placement (the "Offering") in the form attached as Exhibit A.

3. The Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor the Notes, for an aggregate purchase price of $_______________, pursuant to the Terms and Conditions for Purchase of Notes attached hereto as Annex I and incorporated herein by reference as if fully set forth herein (the "Terms and Conditions"). Unless otherwise requested by the Investor, Notes purchased by the Investor will be registered in the Investor's name and address as set forth below.

4. The Investor represents that, except as set forth below, (a) it has had no position, office or other material relationship within the past three years with the Company or persons known to it to be affiliates of the Company, (b) neither it, nor any group of which it is a member or to which it is related, beneficially owns (including the right to acquire or vote) any securities of the Company and (c) it has no direct or indirect affiliation or association with any NASD member as of the date hereof. Exceptions:

--------------------------------------------------------------------------------
                 (If no exceptions, write "none." If left blank,
                     response will be deemed to be "none.")

    Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose. By executing this Agreement, you acknowledge that the Company may use the information in paragraph 4 above and the name and address information below in preparation of the Registration Statement (as defined in Annex I).



AGREED AND ACCEPTED:
-------------------
GADZOOKS, INC.                            Investor:
                                                   ------------------------------------------------

                                          By:
------------------------------------         ------------------------------------------------------

By:                                       Print Name:
    --------------------------------                 ----------------------------------------------

Title:                                    Title:
       -----------------------------            ---------------------------------------------------

                                          Address:
                                                  -------------------------------------------------



                                          Tax ID No.:
                                                     ----------------------------------------------

                                          Contact name:
                                                       --------------------------------------------

                                          Telephone:
                                                    -----------------------------------------------

                                Name in which the Notes should be registered (if different):


                                -------------------------------------------------------------------

                                    EXHIBIT A

                                  FORM OF NOTE

                                     ANNEX I

                   TERMS AND CONDITIONS FOR PURCHASE OF NOTES

         1. Authorization and Sale of the Notes. Subject to these Terms and Conditions, the Company has authorized the sale of up to $15,000,000 Convertible Subordinated Notes. The Company reserves the right to increase or decrease this amount.

         2. Agreement to Sell and Purchase the Notes; Subscription Date.

                  2.1 At the Closing (as provided in Section 3), the Company will sell to the Investor, and the Investor will purchase from the Company, upon the terms and conditions hereinafter set forth, the amount of Notes set forth in
Section 3 of the Note Purchase Agreement to which these Terms and Conditions are attached at the purchase price set forth thereon.

                  2.2 The Company may enter into the same form of Note Purchase Agreement, including these Terms and Conditions, with certain other investors (the "Other Investors") and expects to complete sales of Notes to them. (The Investor and the Other Investors are hereinafter sometimes collectively referred to as the "Investors," and the Note Purchase Agreement to which these Terms and Conditions are attached and the Note Purchase Agreements (including attached Terms and Conditions) executed by the Other Investors are hereinafter sometimes collectively referred to as the "Agreements.") The Company may accept executed Agreements from Investors for the purchase of the Notes commencing upon the date (the "Subscription Date") on which the Company has (i) executed Agreements with Investors for the purchase of the Notes, and (ii) notified SunTrust Robinson Humphrey, in its capacity as placement agent for this transaction, in writing that it is no longer accepting additional Agreements from Investors for the purchase of Notes. The Company may not enter into any Agreements after the Subscription Date.

         3. Delivery of the Notes at Closing. At the Closing, on the terms and subject to this Note Purchase Agreement, the Company shall deliver to the Investor one or more Notes representing the amount of Notes set forth in Section 3 of the Note Purchase Agreement, each such Note to be registered in the name of the Investor or, if so indicated on the signature page of the Note Purchase Agreement, in the name of a nominee designated by the Investor. The Closing shall take place at 10:00 a.m. at the offices of Akin Gump Strauss Hauer & Feld LLP, 1700 Pacific Avenue, Suite 4100, Dallas, Texas 75201 within one business day following the Subscription Date, or such other time and place as may be mutually agreed upon by the Company and the Investor (the "Closing Date").

         The Company's obligation to issue the Notes to the Investor shall be subject to the following conditions, any one or more of which may be waived by the Company: (a) receipt by the Company of a certified or official bank check or wire transfer of funds in the full amount of the purchase price for the Notes being purchased hereunder as set forth in Section 3 of the Note Purchase Agreement; (b) completion of the purchases and sales under the Agreements with the Other Investors; and (c) the accuracy of the representations and warranties made by the Investors, which shall be true and correct as of the Closing Date and the fulfillment of those undertakings of the Investors to be fulfilled prior to the Closing.

         The Investor's obligation to purchase the Notes shall be subject to the following conditions, any one or more of which may be waived by the Investor:
(a) the representations and warranties of the Company set forth herein shall be true and correct as of the Closing Date in all material respects (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date) and
(b) the Investor shall have received such documents as such Investor shall reasonably have requested, including, a standard opinion of Company Counsel as to the matters set forth in Section 4.2 and as to exemption from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), of the sale of the Notes.

         4. Representations, Warranties and Covenants of the Company. The Company hereby represents and warrants to, and covenants with, the Investor, as follows:

                  4.1 Organization. The Company is duly organized and validly existing in good standing under the laws of the State of Texas. Each of the Company and its Subsidiaries (as defined in Rule 405 under the Securities Act) has full power and authority to own, operate and occupy its properties and to conduct its business as presently conducted and as described in the documents filed by the Company under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), since the end of its most recently completed fiscal year through the date hereof, including, without limitation, its most recent report on Form 10-K (the "Exchange Act Documents") and is registered or qualified to do business and in good standing in each jurisdiction in which the nature of the business conducted by it or the location of the properties owned or leased by it requires such qualification and where the failure to be so qualified would have a material adverse effect upon the condition (financial or otherwise), earnings, business or business prospects, properties or operations of the Company and its Subsidiaries, considered as one enterprise (a "Material Adverse Effect"), and no proceeding has been instituted in any such jurisdiction, revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.

                  4.2 Due Authorization and Valid Issuance. The Company has all requisite power and authority to execute, deliver and perform its obligations under the Agreements, and the Agreements have been duly authorized and validly executed and delivered by the Company and constitute legal, valid and binding agreements of the Company enforceable against the Company in accordance with their terms, except as rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, except as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent transfer and conveyance, reorganization, moratorium and similar laws affecting creditors' and contracting parties' rights and remedies generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). The shares of the Company's common stock, $0.01 par value per share (the "Common Stock"), into which the Notes are convertible (the "Conversion Shares") have been duly authorized, and when issued in accordance with the terms of the Notes will be duly and validly issued, fully paid and nonassessable.

                  4.3 Non-Contravention. The execution and delivery of the Agreements, the issuance and sale of the Notes under the Agreements, the fulfillment of the terms of the Agreements and the consummation of the transactions contemplated thereby will not (A) conflict with or constitute a violation of, or default (with the passage of time or otherwise) under, (i) any material bond, debenture, note or other evidence of indebtedness, lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company or any Subsidiary is a party or by which it or any of its Subsidiaries or their respective properties are bound, (ii) the charter, by-laws or other organizational documents of the Company or any Subsidiary, or (iii) any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company or any Subsidiary or their respective properties, except in the case of clauses (i) and (iii) for any such conflicts, violations or defaults that do not have a Material Adverse Effect or (B) result in the creation or imposition of any lien, encumbrance, claim, security interest or restriction whatsoever upon any of the material properties or assets of the Company or any Subsidiary or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any material bond, debenture, note or any other evidence of indebtedness or any material indenture, mortgage, deed of trust or any other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them is bound or to which any of the material property or assets of the Company or any Subsidiary is subject. Subject to the accuracy of the Investors' representations and warranties set forth in
Section 5 of the Agreements, no consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, or other governmental body in the United States or any other person is required for the execution and delivery of the Agreements and the valid issuance and sale of the Notes to be sold pursuant to the Agreements, other than such as have been made or obtained, and except for any post-closing securities filings or notifications required to be made under federal or state securities laws.

                  4.4 Capitalization. The capitalization of the Company as of August 2, 2003 is as set forth in the most recent applicable Exchange Act Documents, increased as set forth in the next sentence. The Company has not issued any capital stock since August 2, 2003 other than pursuant to (i) employee benefit plans disclosed in the Exchange Act Documents, or (ii) outstanding warrants, options or other securities disclosed in the Exchange Act Documents. The outstanding shares of capital stock of the Company have been duly and validly issued and are fully paid and nonassessable, have been issued in material compliance with all federal and state securities laws, and were not issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. Except as set forth in or contemplated by the Exchange Act Documents or as granted or issued pursuant to the Company's employee benefit plans or bonus plans, there are no outstanding rights (including, without limitation, preemptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any unissued shares of capital stock or other equity interest in the Company or any Subsidiary, or any contract, commitment, agreement, understanding or arrangement of any kind to which the Company is a party or of which the Company has knowledge and relating to the issuance or sale of any capital stock of the Company or any Subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options. Without limiting the foregoing and except as set forth herein, no preemptive right, co-sale right, right of first refusal, registration right, or other similar right exists with respect to the Notes or the Conversion Shares or the issuance and sale thereof. No further approval or authorization of any shareholder, the Board of Directors of the Company or others is required for the issuance and sale of the Notes or the Conversion Shares (except as otherwise provided in the Notes). The Company owns the entire equity interest in each of its Subsidiaries, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest, other than as described in the Exchange Act Documents. Except as disclosed in the Exchange Act Documents, there are no stockholders agreements, voting agreements or other similar agreements with respect to the Common Stock of the Company to which the Company is a party or, to the knowledge of the Company, between or among any of the Company's shareholders.

                  4.5 Legal Proceedings. There is no material legal or governmental proceeding pending or, to the knowledge of the Company, threatened to which the Company or any Subsidiary is or may be a party or of which the business or property of the Company or any Subsidiary is subject that is not disclosed in the Exchange Act Documents.

                  4.6 No Violations. Neither the Company nor any Subsidiary is in violation of its charter, bylaws, or other organizational document, or in violation of any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company or any Subsidiary, which violation, individually or in the aggregate, would have a Material Adverse Effect, or is in default (and to the knowledge of the Company, there exists no condition which, with the passage of time or otherwise, would constitute a default) in any material respect in the performance of any bond, debenture, note or any other evidence of indebtedness in any indenture, mortgage, deed of trust or any other material agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary is bound or by which the properties of the Company or any Subsidiary are bound, which would have a Material Adverse Effect.

                  4.7 Governmental Permits, Etc. With the exception of the matters which are dealt with separately in Sections 4.1, 4.12, 4.13, and 4.14, each of the Company and its Subsidiaries has all necessary franchises, licenses, certificates and other authorizations from any foreign, federal, state or local government or governmental agency, department, or body that are currently necessary for the operation of the business of the Company and its Subsidiaries as currently conducted and as described in the Exchange Act Documents except where the failure to currently possess would not have a Material Adverse Effect.

                  4.8 Intellectual Property. Except as specifically disclosed in the Exchange Act Documents (i) to the knowledge of each of the Company and its Subsidiaries, each of the Company and its Subsidiaries owns or possesses sufficient rights to use all material patents, patent rights, trademarks, copyrights, licenses, inventions, trade secrets, trade names and know-how described or referred to in the Exchange Act Documents as owned or possessed by it or that are necessary for the conduct of its business as now conducted or as proposed to be conducted as described in the Exchange Act Documents (collectively, "Intellectual Property") except where the failure to currently own or possess would not have a Material Adverse Effect, (ii) neither the Company nor any of its Subsidiaries has received any notice of, or has any knowledge of, any asserted infringement by the Company or any of its Subsidiaries of, any rights of a third party with respect to any Intellectual Property that, individually or in the aggregate, would have a Material Adverse Effect and (iii) neither the Company nor any of its Subsidiaries has received any notice of, or has any knowledge of, infringement by a third party with respect to any Intellectual Property rights of the Company or of any Subsidiary that, individually or in the aggregate, would have a Material Adverse Effect.

                  4.9 Financial Statements. The financial statements of the Company and the related notes contained in the Exchange Act Documents present fairly, in accordance with generally accepted accounting principles, the financial position of the Company and its Subsidiaries as of the dates indicated, and the results of its operations and cash flows for the periods therein specified consistent with the books and records of the Company and its Subsidiaries. Such financial statements (including the related notes) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods therein specified, except as may be disclosed in the notes to such financial statements.

                  4.10 No Material Adverse Change. Except as disclosed in the Exchange Act Documents, since August 2, 2003 and except as set forth on Schedule
4.10 to this Note Purchase Agreement, there has not been (i) any material adverse change in the financial condition or earnings of the Company and its Subsidiaries considered as one enterprise, (ii) any material adverse event affecting the Company or its Subsidiaries which has a Material Adverse Effect,
(iii) any obligation, direct or contingent, that is material to the Company and its Subsidiaries considered as one enterprise, incurred by the Company, except obligations incurred in the ordinary course of business, (iv) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any of its Subsidiaries, or (v) any loss or damage (whether or not insured) to the physical property of the Company or any of its Subsidiaries which has been sustained which has a Material Adverse Effect.

                  4.11 Disclosure. The representations and warranties of the Company contained in this Section 4 as of the date hereof and as of the Closing Date, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Except with respect to the material terms and conditions of the transaction contemplated by the Agreements, which shall be publicly disclosed by the Company pursuant to Section 15(b) hereof, the Company confirms that neither it nor to the Company's knowledge any person acting on its behalf has provided the Investor with any information that the Company believes constitutes material, non-public information. The Company understands and confirms that the Investor will rely on the foregoing representations in effecting transactions in the securities of the Company pursuant to this Agreement.

                  4.12 Nasdaq Compliance. The Company's Common Stock is registered pursuant to Section 12(g) of the Exchange Act and is listed on The Nasdaq Stock Market, Inc. National Market (the "Nasdaq National Market"), and the Company has taken no action designed to terminate the registration of the Common Stock under the Exchange Act or to de-list the Common Stock from the Nasdaq National Market, nor has the Company received any notification that the SEC or the National Association of Securities Dealers, Inc. ("NASD") is contemplating terminating such registration or listing.

                  4.13 Reporting Status. The Company has filed in a timely manner all documents that the Company was required to file under the Exchange Act during the 12 months preceding the date of this Agreement. The following documents complied in all material respects with the SEC's requirements as of their respective filing dates, and the information contained therein as of the date thereof did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading:

                           (a) 10-K; Proxy Statement; 10-Q's; 8-K; other filings; and

                           (b) all other documents, if any, filed by the Company with the SEC since August 2, 2003 pursuant to the reporting requirements of the Exchange Act.

Notwithstanding the foregoing, this Section 4.13 shall not include filings made by the Company on behalf of its officers and directors pursuant to Section 16 of the Exchange Act.

                  4.14 Listing. The Company shall comply with all requirements of the National Association of Securities Dealers, Inc. with respect to the issuance of the Conversion Shares and the listing thereof on the Nasdaq National Market.

                  4.15 No Manipulation of Stock. The Company has not taken and will not, in violation of applicable law, take, any action designed to stabilize or manipulate the price of the Common Stock to facilitate the sale or resale of the Conversion Shares.

                  4.16 Company not an "Investment Company". The Company is not, and immediately after receipt of payment for the Notes will not be, an "investment company" or an entity "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act") and shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

                  4.17 Foreign Corrupt Practices. Neither the Company, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company, has (i) directly or indirectly, used any corrupt funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of applicable law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

                  4.18 Accountants. To the Company's knowledge, PricewaterhouseCoopers, LLP, who has expressed its opinion with respect to the financial statements to be incorporated by reference from the Company's Annual Report on Form 10-K for the fiscal year ended February 1, 2003 into the Registration Statement (as defined below) and the prospectus which forms a part thereof, are independent accountants as required by the Securities Act and the rules and regulations promulgated thereunder.

                  4.19 Contracts. The contracts described in the Exchange Act Documents that are material to the Company are in full force and effect on the date hereof, and neither the Company nor, to the Company's knowledge, any other party to such contracts is in breach of, or default under, any of such contracts which would have a Material Adverse Effect.

                  4.20 Taxes. The Company has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been or might be asserted or threatened against it which would have a Material Adverse Effect.

                  4.21 Transfer Taxes. On the Closing Date, all transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Notes to be sold to the Investor hereunder will be, or will have been, fully paid or provided for by the Company and all laws imposing such taxes will be or will have been fully complied with.

                  4.22 Private Offering. Assuming the correctness of the representations and warranties of the Investors set forth in Section 5 of the Agreements, the offer and sale of the Notes hereunder is exempt from registration under the Securities Act. The Company has not distributed and will not distribute prior to the Closing Date any offering material in connection with this Offering and sale of the Notes other than the documents of which this Agreement is a part or the Exchange Act Documents. The Company has not in the past nor will it hereafter take any action independent of the placement agent to sell, offer for sale or solicit offers to buy any securities of the Company which would bring the offer, issuance or sale of the Notes as contemplated by this Agreement, within the provisions of Section 5 of the Securities Act, unless such offer, issuance or sale was or shall be within the exemptions of Section 4 of the Securities Act.

                  4.23 Disclosure Controls and Procedures; Internal Controls. The Company's certifying officers are responsible for establishing disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the Company and they have (a) designed such disclosure controls and procedures or caused such disclosure controls and procedures to be designed under their supervision, to ensure that material information relating to the Company, including its Subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Form 10-K or other filings, as the case may be, is being prepared; and (b) evaluated the effectiveness of the Company's disclosure controls and procedures and presented in the Form 10-K or other filings, as the case may be, the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the end of the period covered by such report (such date, the "Evaluation Date"). Since the Evaluation Date, there have been no significant changes in the Company's internal controls (as such term is used in Item 307(b) of Regulation S-K under the Exchange Act) or, to the Company's knowledge, in other factors that could significantly affect the Company's internal controls.

         5. Representations, Warranties and Covenants of the Investor.

                  5.1 The Investor represents and warrants to, and covenants with, the Company that: (i) the Investor is an "accredited investor" as defined in Regulation D under the Securities Act and the Investor is also knowledgeable, sophisticated and experienced in making, and is qualified to evaluate the risks and merits and make decisions with respect to investments in securities presenting an investment decision like that involved in the purchase of the Notes, including investments in securities issued by the Company and investments in comparable companies, and has requested, received, reviewed and considered all information it deemed relevant in making an informed decision to purchase the Notes and is able to bear the risks of this investment; (ii) the Investor is acquiring the Notes set forth in Section 3 of the Note Purchase Agreement in the ordinary course of its business and for its own account for investment only and not with a view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act; (iii) the Investor will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Notes except in compliance with the Securities Act, applicable state securities laws and the respective rules and regulations promulgated thereunder; (iv) the Investor has answered all questions on the Investor Questionnaire for use in preparation of the Registration Statement and the answers thereto are true, correct and complete as of the date hereof and will be true, correct and complete as of the Closing Date; (v) the Investor will notify the Company immediately of any change in any of such information until such time as the Investor has sold all of its Conversion Shares or until the Company is no longer required to keep the Registration Statement effective; and (vi) the Investor has, in connection with its decision to purchase the Notes set forth in Section 3 of the Note Purchase Agreement, relied only upon the Exchange Act Documents and the representations and warranties of the Company contained herein. The Investor understands that its acquisition of the Notes or the Conversion Shares has not been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of the Investor's investment intent as expressed herein. Investor has completed or caused to be completed and delivered to the Company the Investor Questionnaire, which questionnaire is true, correct and complete in all material respects.

                  5.2 The Investor acknowledges, represents and agrees that no action has been or will be taken in any jurisdiction outside the United States by the Company that would permit an offering of the Notes, or possession or distribution of offering materials in connection with the issue of the Notes, in any jurisdiction outside the United States where legal action by the Company for that purpose is required. Each Investor outside the United States will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers the Notes or has in its possession or distributes any offering material, in all cases at its own expense.

                  5.3 The Investor hereby covenants with the Company not to make any sale of the Conversion Shares without complying with the provisions of this Agreement and without causing the prospectus delivery requirement under the Securities Act to be satisfied, and the Investor acknowledges that the Notes and the Conversion Shares will be imprinted with a legend that prohibits their transfer except in accordance therewith. The Investor acknowledges that there may occasionally be times when the Company determines that it must suspend the use of the Prospectus forming a part of the Registration Statement, as set forth in Section 7.2(c).

                  5.4 The Investor further represents and warrants to, and covenants with, the Company that (i) the Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (ii) this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification provisions of the Investors herein may be legally unenforceable.

                  5.5 The Investor will not use any of the Conversion Shares, acquired pursuant to this Agreement, to cover any short position in the Common Stock of the Company if doing so would be in violation of applicable securities laws.

                  5.6 The Investor understands that nothing in the Exchange Act Documents, this Agreement or any other materials presented to the Investor in connection with the purchase and sale of the Notes constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Notes.

         6. Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Investor herein shall survive the execution of this Agreement, the delivery to the Investor of the Notes being purchased and the payment therefor.

         7. Registration of the Conversion Shares; Compliance with the Securities Act.

                  7.1 Registration Procedures and Other Matters. The Company shall:

                           (a) subject to receipt of necessary information from
the Investors after prompt request from the Company to the Investors to provide such information, use its reasonable best efforts to prepare and file with the SEC, within 15 days after the Closing Date, a registration statement on Form S-3 (the "Registration Statement") to enable the resale of the Conversion Shares by the Investors from time to time through the automated quotation system of the Nasdaq National Market or in privately-negotiated transactions;

                           (b) use its reasonable best efforts, subject to
receipt of necessary information from the Investors after prompt request from the Company to the Investors to provide such information, to cause the Registration Statement to become effective within 30 days after the Registration Statement is filed by the Company such efforts to include, without limiting the generality of the foregoing, preparing and filing with the SEC in such 30-day period any financial statements that are required to be filed prior to the effectiveness of such Registration Statement; provided, however, the parties acknowledge that such 30-day period may not be feasible if the SEC chooses to review the Registration Statement;

                           (c) use its reasonable best efforts to prepare and
file with the SEC such amendments and supplements to the Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement current, effective and free from any material misstatement or omission to state a material fact for a period not exceeding, with respect to each Investor's Conversion Shares, the earlier of (i) the second anniversary of the Closing Date, (ii) the date on which the Investor may sell all Conversion Shares then held by the Investor without restriction by the volume limitations of Rule 144(e) of the Securities Act, or (iii) such time as all Conversion Shares have been sold pursuant to a registration statement;

                           (d) furnish to the Investor with respect to the
Conversion Shares registered under the Registration Statement such number of copies of the Registration Statement, Prospectuses and Preliminary Prospectuses, if applicable, in conformity with the requirements of the Securities Act and such other documents as the Investor may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Conversion Shares by the Investor; provided, however, that the obligation of the Company to deliver copies of Prospectuses or Preliminary Prospectuses, if applicable, to the Investor shall be subject to the receipt by the Company of reasonable assurances from the Investor that the Investor will comply with the applicable provisions of the Securities Act and of such other securities or blue sky laws as may be applicable in connection with any use of such Prospectuses or Preliminary Prospectuses;

                           (e) file documents required of the Company for normal
blue sky clearance in states specified in writing by the Investor and use its best efforts to maintain such blue sky qualifications during the period the Company is required to maintain the effectiveness of the Registration Statement pursuant to Section 7.1(c); provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

                           (f) bear all expenses in connection with the
procedures in paragraph (a) through (e) of this Section 7.1 and the registration of the Conversion Shares pursuant to the Registration Statement; and

                           (g) advise the Investor, promptly after it shall
receive notice or obtain knowledge of the issuance of any stop order by the SEC delaying or suspending the effectiveness of the Registration Statement or of the initiation or threat of any proceeding for that purpose; and it will promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued.

         Notwithstanding anything to the contrary herein, the Registration Statement shall cover only the Conversion Shares. In no event at any time before the Registration Statement becomes effective with respect to the Conversion Shares into which the Notes are convertible shall the Company publicly announce or file any other registration statement, other than registration statements on Form S-8, without the prior written consent of a majority in interest of the Investors.

         The Company understands that the Investor disclaims being an underwriter, but the Investor being deemed an underwriter by the SEC shall not relieve the Company of any obligations it has hereunder; provided, however that if the Company receives notification from the SEC that the Investor is deemed an underwriter, then the period by which the Company is obligated to submit an acceleration request to the SEC shall be extended to the earlier of (i) the 90th day after such SEC notification, or (ii) 120 days after the initial filing of the Registration Statement with the SEC.

                  7.2 Transfer of Conversion Shares After Registration; Suspension.

                           (a) The Investor agrees that it will not effect any
disposition of the Notes or the Conversion Shares or its right to purchase the Notes or the Conversion Shares that would constitute a sale within the meaning of the Securities Act except as contemplated in the Registration Statement referred to in Section 7.1 and as described below or as otherwise permitted by law, and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Investor or its plan of distribution.

                           (b) Except in the event that paragraph (c) below
applies, the Company shall (i) if deemed necessary by the Company, prepare and file from time to time with the SEC a post-effective amendment to the Registration Statement or a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and so that, as thereafter delivered to purchasers of the Conversion Shares being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) provide the Investor copies of any documents filed pursuant to Section 7.2(b)(i); and (iii) inform each Investor that the Company has complied with its obligations in Section 7.2(b)(i) (or that, if the Company has filed a post-effective amendment to the Registration Statement which has not yet been declared effective, the Company will notify the Investor to that effect, will use its best efforts to secure the effectiveness of such post-effective amendment as promptly as reasonably possible and will promptly notify the Investor pursuant to Section 7.2(b)(i) hereof when the amendment has become effective).

                           (c) Subject to paragraph (d) below, in the event (i)
of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the Registration Statement or related Prospectus or for additional information; (ii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Conversion Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; or (iv) of any event or circumstance which, upon the advice of its counsel, necessitates the making of any changes in the Registration Statement or Prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; then the Company shall deliver a certificate in writing to the Investor (the "Suspension Notice") to the effect of the foregoing and, upon receipt of such Suspension Notice, the Investor will refrain from selling any Conversion Shares pursuant to the Registration Statement (a "Suspension") until the Investor's receipt of copies of a supplemented or amended

Prospectus prepared and filed by the Company as necessary, or until it is advised in writing by the Company that the current Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such Prospectus. In the event of any Suspension, the Company will use its reasonable best efforts to cause the use of the Prospectus so suspended to be resumed as soon as reasonably practicable within the delivery of a Suspension Notice to the Investor. In addition to and without limiting any other remedies (including, without limitation, at law or at equity) available to the Investor, the Investor shall be entitled to specific performance in the event that the Company fails to comply with the provisions of this Section 7.2(c).

                           (d) Provided that a Suspension is not then in effect,
the Investor may sell Conversion Shares under the Registration Statement once effective, provided that it arranges for delivery of a current Prospectus to the transferee of such Conversion Shares. Upon receipt of a request therefor, the Company has agreed to provide an adequate number of current Prospectuses to the Investor and to supply copies to any other parties requiring such Prospectuses.

                           (e) In the event of a sale of Conversion Shares by
the Investor pursuant to the Registration Statement, the Investor must also deliver to the Company's transfer agent, with a copy to the Company, a Certificate of Subsequent Sale substantially in the form attached hereto, so that the Conversion Shares may be properly transferred.

                  7.3 Indemnification. For the purpose of this Section 7.3:

                  (i) the term "Selling Securityholder" shall include the Investor and any affiliate of such Investor;

                  (ii) the term "Registration Statement" shall include the Prospectus in the form first filed with the SEC pursuant to Rule 424(b) of the Securities Act or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) filing is required, and any exhibit, supplement or amendment included in or relating to the Registration Statement referred to in Section 7.1; and

                  (iii) the term "untrue statement" shall include any untrue statement or alleged untrue statement, or any omission or alleged omission to state in the Registration Statement a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                           (a) The Company agrees to indemnify and hold harmless
each Selling Securityholder from and against any losses, claims, damages or liabilities to which such Selling Securityholder may become subject (under the Securities Act or the Exchange Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon (i) any breach of the representations or warranties of the Company contained herein or failure to comply with the covenants and agreements of the Company contained herein, (ii) any untrue statement of a material fact contained in the Registration Statement as amended at the time of effectiveness or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any failure by the Company to fulfill any undertaking included in the Registration Statement as amended at the time of effectiveness, and the Company will reimburse such Selling Securityholder for any reasonable out-of-pocket legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim, or preparing to defend any such action, proceeding or claim, provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an untrue statement made in such Registration Statement or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading in reliance upon and in conformity with information furnished to the Company by or on behalf of such Selling Securityholder specifically for use in preparation of the Registration Statement or the failure of such Selling Securityholder to comply with its covenants and agreements contained in Section 7.2 hereof respecting sale of the Conversion Shares or any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Selling Securityholder prior to the pertinent sale or sales by the Selling Securityholder. The Company shall reimburse each Selling Securityholder for the amounts provided for herein on demand as such expenses are incurred.

                           (b) The Investor agrees to indemnify and hold
harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, each officer of the Company who signs the Registration Statement and each director of the Company) from and against any losses, claims, damages or liabilities to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or the Exchange Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, (i) any breach of the representations and warranties of the Investor contained herein or any failure to comply with the covenants and agreements contained in Section 7.2 hereof respecting sale of the Conversion Shares, or (ii) any untrue statement of a material fact contained in the Registration Statement as amended or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading if such untrue statement or omission was made in reliance upon and in conformity with information furnished by or on behalf of the Investor specifically for use in preparation of the Registration Statement, and the Investor will reimburse the Company (or such officer, director or controlling person), as the case may be, for any out-of-pocket legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided that the Investor's obligation to indemnify the Company shall be limited to the net amount received by the Investor from the sale of the Conversion Shares.

                           (c) Promptly after receipt by any indemnified person
of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this
Section 7.3, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, but the omission to so notify the indemnifying person will not relieve it from any liability which it may have to any indemnified person under this Section 7.3 (except to the extent that such omission materially and adversely affects the indemnifying person's ability to defend such action) or from any liability otherwise than under this Section 7.3. Subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall elect by written notice delivered to the indemnified person promptly after receiving the aforesaid notice from such indemnified person, shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof, provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate, in the reasonable opinion of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person provided such legal fees and expenses must be reasonable; provided, however, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel (together with appropriate local counsel) for all indemnified parties. In no event shall any indemnifying person be liable in respect of any amounts paid in settlement of any action unless the indemnifying person shall have approved the terms of such settlement; provided that such consent shall not be unreasonably withheld. No indemnifying person shall, without the prior written consent of the indemnified person, effect any settlement of any pending or threatened proceeding in respect of which any indemnified person is or could have been a party and indemnification could have been sought hereunder by such indemnified person, unless such settlement includes an unconditional release of such indemnified person from all liability on claims that are the subject matter of such proceeding.

                           (d) If the indemnification provided for in this
Section 7.3 is unavailable to or insufficient to hold harmless an indemnified person under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying person shall contribute to the amount paid or payable by such indemnified person as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Investor, as well as any other Selling Securityholders under such registration statement on the other in connection with the statements or omissions or other matters which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, in the case of an untrue statement, whether the untrue statement relates to information supplied by the Company on the one hand or an Investor or other Selling Securityholders on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement. The Company and the Investor agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation

(even if the Investor and other Selling Securityholders were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified person as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any out-of-pocket legal or other expenses reasonably incurred by such indemnified person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), the Investor shall not be required to contribute any amount in excess of the amount by which the net amount received by the Investor from the sale of the Conversion Shares to which such loss relates exceeds the amount of any damages which such Investor has otherwise been required to pay by reason of such untrue statement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Investor's obligations in this subsection to contribute shall be in proportion to its sale of Conversion Shares to which such loss relates and shall not be joint with any other Selling Securityholders.

                           (e) The parties to this Agreement hereby acknowledge
that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 7.3, and are fully informed regarding said provisions. They further acknowledge that the provisions of this Section
7.3 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement as required by the Securities Act and the Exchange Act. The parties are advised that federal or state public policy as interpreted by the courts in certain jurisdictions may be contrary to certain provisions of this Section 7.3, and the parties hereto hereby expressly waive and relinquish any right or ability to assert such public policy as a defense to a claim under this Section 7.3 and further agree not to attempt to assert any such defense.

                  7.4 Termination of Conditions and Obligations. The conditions precedent imposed by Section 5 or this Section 7 upon the transferability of the Conversion Shares shall cease and terminate as to any particular number of Conversion Shares when such Conversion Shares shall have been effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition set forth in the Registration Statement covering such Conversion Shares or at such time as an opinion of counsel reasonably satisfactory to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

                  7.5 Information Available. So long as the Registration Statement is effective covering the resale of Conversion Shares owned by the Investor, the Company will furnish to the Investor:

                           (a) as soon as reasonably practicable after it is
available, one copy of (i) its Annual Report to Shareholders (which Annual Report shall contain financial statements audited in accordance with generally accepted auditing standards by a national firm of certified public accountants);
(ii) its Annual Report on Form 10-K; and (iii) its Quarterly Reports on Form 10-Q (the foregoing, in each case, excluding exhibits);

                           (b) upon the request of the Investor, all exhibits
excluded by the parenthetical to subparagraph (a) of this Section 7.5 as filed with the SEC and all other information that is made available to shareholders by the Company; and

                           (c) upon the reasonable request of the Investor, an
adequate number of copies of the Prospectus to supply to any other party requiring such Prospectus; and upon the reasonable request of the Investor, the Chief Executive Officer or the Chief Financial Officer of the Company (or an appropriate designee thereof) will meet with the Investor or a representative thereof at the Company's headquarters to discuss all information relevant for disclosure in the Registration Statement covering the Conversion Shares and will otherwise cooperate with any Investor conducting an investigation for the purpose of reducing or eliminating such Investor's exposure to liability under the Securities Act, including the reasonable production of information at the Company's headquarters; provided, that the Company shall not be required to disclose any confidential information to or meet at its headquarters with any Investor until and unless the Investor shall have entered into a confidentiality agreement with the Company in form and substance reasonably satisfactory to the Company with respect thereto.

         8. Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed (A) if within the United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (B) if delivered from outside the United States, by International Federal Express or facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two business days after so mailed, (iv) if delivered by facsimile, upon electronic confirmation of receipt and shall be delivered as addressed as follows:

                 (a)  if to the Company, to:

                         Gadzooks, Inc.
                         4121 International Parkway
                         Carrollton, TX 75007
                         Attn:  James A. Motley
                         Vice President, Chief Financial Officer and Secretary

                 (b)  with a copy to (which does not constitute notice):

                         Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                         1700 Pacific Avenue
                         Suite 4100
                         Dallas, TX  75201
                         Attn: Eliot Raffkind, Esq.


                 (c) if to the Investor, at its address on the signature page hereto, or at such other address or addresses as may have been furnished to the Company in writing.

         9. Changes. This Agreement may not be modified or amended, and no provisions hereof may be waived except pursuant to an instrument in writing signed by the Company and the Investor.

         10. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

         11. Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

         12. Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Texas, without giving effect to the principles of conflicts of law.

         13. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

         14. Rule 144. The Company covenants that it will timely file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, it will, upon the request of any Investor holding the Notes purchased hereunder made after the first anniversary of the Closing Date, make publicly available such information as necessary to permit sales pursuant to Rule 144 under the Securities Act), and it will take such further action as any such Investor may reasonably request, all to the extent required from time to time to enable such Investor to sell the Conversion Shares without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the written request of the Investor, the Company will deliver to such holder a written statement as to whether it has complied with such information and requirements.

         15. Confidential Information.

                           (a) The Investor represents to the Company that, at
all times during the Company's offering of the Notes, the Investor has maintained in confidence and has not used except in connection with its purchase of Notes pursuant hereto, all non-public information regarding the Company received by the Investor from the Company or its agents, and covenants that it will continue to maintain in confidence such information until such information
(i) becomes generally publicly available other than through a violation of this provision by the Investor or its agents or (ii) is required to be disclosed in legal proceedings (such as by deposition, interrogatory, request for documents, subpoena, civil investigation demand, filing with any governmental authority or similar process), provided, however, that before making any use or disclosure in reliance on this subparagraph (ii) the Investor shall give the Company at least fifteen (15) days prior written notice (or such shorter period as required by law) specifying the circumstances giving rise thereto and will furnish only that portion of the non-public information which is legally required and will exercise its best efforts to obtain reliable assurance that confidential treatment will be accorded any non-public information so furnished. Notwithstanding the foregoing, the Investor is expressly authorized to disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of this transaction and all materials of any kind (including opinions or other tax analyses) that are provided to the Investor related to such tax treatment and tax structure.

                           (b) The Company shall on the Closing Date issue a
press release disclosing the material terms of the transactions contemplated hereby (including at least the amount of Notes sold and proceeds therefrom).

         16. Company Certification. The Company hereby certifies that (i) it has been advised to seek the advice of an attorney and an accountant in connection with the Note(s) and (ii) the Company has had the opportunity to seek the advice of an attorney and accountant of its choice in connection with the Note(s).

                                 GADZOOKS, INC.

                             INVESTOR QUESTIONNAIRE

                (ALL INFORMATION WILL BE TREATED CONFIDENTIALLY)

To:    Gadzooks, Inc.
       4121 International Parkway
       Carrollton, TX  75007
       Attn:  James A. Motley

       This Investor Questionnaire ("Questionnaire") must be completed by each potential investor in connection with the offer and sale of the Notes of Gadzooks, Inc. (the "Notes"). The Notes are being offered and sold by Gadzooks, Inc. (the "Corporation") without registration under the Securities Act of 1933, as amended (the "Act"), and the securities laws of certain states, in reliance on the exemptions contained in Section 4(2) of the Act and on Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws. The Corporation must determine that a potential investor meets certain suitability requirements before offering or selling the Notes to such investor. The purpose of this Questionnaire is to assure the Corporation that each investor will meet the applicable suitability requirements. The information supplied by you will be used in determining whether you meet such criteria, and reliance upon the private offering exemption from registration is based in part on the information herein supplied.

       This Questionnaire does not constitute an offer to sell or a solicitation of an offer to buy any security. Your answers will be kept strictly confidential. However, by signing this Questionnaire you will be authorizing the Corporation to provide a completed copy of this Questionnaire to such parties as the Corporation deems appropriate in order to ensure that the offer and sale of the Notes will not result in a violation of the Act or the securities laws of any state and that you otherwise satisfy the suitability standards applicable to purchasers of the Notes. All potential investors must answer all applicable questions and complete, date and sign this Questionnaire. Please print or type your responses and attach additional sheets of paper if necessary to complete your answers to any item.

A.     BACKGROUND INFORMATION

Name:
     ---------------------------------------------------------------------------

Business Address:
                 ---------------------------------------------------------------
                                  (Number and Street)


--------------------------------------------------------------------------------
(City)                       (State)                           (Zip Code)


Telephone Number: (   )
                   ---  --------------------------------------------------------

Residence Address:
                  --------------------------------------------------------------
                                  (Number and Street)


--------------------------------------------------------------------------------
(City)                       (State)                           (Zip Code)


Telephone Number: (   )
                   ---  --------------------------------------------------------


If an individual:
           Age:         Citizenship:           Where registered to vote:
               ----                 --------                            --------

If a corporation, partnership, limited liability company, trust or other entity:

           Type of entity:
                          ------------------------------------------------------

           State of formation:                     Date of formation:
                              -----------------                      -----------

Social Security or Taxpayer Identification No.
                                              ----------------------------------

Send all correspondence to (check one):    Residence Address    Business Address
                                        ---                  ---

Current ownership of securities of the Corporation:

         __________ shares of Common Stock, par value $0.01 per share (the "Common Stock") plus options to purchase __________ shares of Common Stock

B.         STATUS AS ACCREDITED INVESTOR

         The undersigned is an "accredited investor" as such term is defined in Regulation D under the Act, as at the time of the sale of the Notes the undersigned falls within one or more of the following categories (Please initial one or more, as applicable):(1)

         ____ (1) a bank as defined in Section 3(a)(2) of the Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; a broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in
Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with the investment decisions made solely by persons that are accredited investors;

         ____ (2) a private business development company as defined in Section 202(a)(22) of the Investment Adviser Act of 1940;

         ____ (3) an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Securities offered, with total assets in excess of $5,000,000;

         ____ (4) a natural person whose individual net worth, or joint net worth with that person's spouse, at the time of such person's purchase of the Securities exceeds $1,000,000;

         ____ (5) a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

         ____ (6) a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D; and

----------

         (1) As used in this Questionnaire, the term "net worth" means the excess of total assets over total liabilities. In computing net worth for the purpose of subsection (4), the principal residence of the investor must be valued at cost, including cost of improvements, or at recently appraised value by an institutional lender making a secured loan, net of encumbrances. In determining income, the investor should add to the investor's adjusted gross income any amounts attributable to tax exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depiction, contributions to an IRA or KEOGH retirement plan, alimony payments, and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

         ____ (7) an entity in which all of the equity owners are accredited investors (as defined above).

C.       REPRESENTATIONS

         The undersigned hereby represents and warrants to the Corporation as follows:

1. Any purchase of the Notes would be solely for the account of the undersigned and not for the account of any other person or with a view to any resale, fractionalization, division, or distribution thereof.

2. The information contained herein is complete and accurate and may be relied upon by the Corporation, and the undersigned will notify the Corporation immediately of any material change in any of such information occurring prior to the closing, if any, with respect to the purchase of Notes by the undersigned or any co-purchaser.

3. There are no suits, pending litigation, or claims against the undersigned that could materially affect the net worth of the undersigned as reported in this Questionnaire.

4. The undersigned acknowledges that there may occasionally be times when the Corporation determines that it must suspend the use of the Prospectus forming a part of the Registration Statement (as such terms are defined in the Note Purchase Agreement to which this Questionnaire is attached), as set forth in Section 7.2(c) of the Note Purchase Agreement. The undersigned is aware that, in such event, the Conversion Shares will not be subject to ready liquidation, and that any Conversion Shares would have to be held during such suspension. The overall commitment of the undersigned to investments which are not readily marketable is not excessive in view of the undersigned's net worth and financial circumstances, and any purchase of the Notes will not cause such commitment to become excessive. The undersigned is able to bear the economic risk of an investment in the Notes.

5. The undersigned has carefully considered the potential risks relating to the Corporation and a purchase of the Notes, and fully understands that the Notes are speculative investments which involve a high degree of risk of loss of the undersigned's entire investment. Among others, the undersigned has carefully considered each of the risks identified in the Exchange Act Documents.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire this _____ day of _______, 2003, and declares under oath that it is truthful and correct.


                                        ----------------------------------------
                                        Print Name



                                        By:
                                           -------------------------------------
                                                        Signature

                                        Title:
                                              ----------------------------------
                                                (required for any purchaser that
                                                is a corporation, partnership,
                                                trust or other entity)

                           [GADZOOKS, INC. LETTERHEAD]

                                 _________, 2003

     Re: Gadzooks, Inc.; Registration Statement on Form S-3

Dear Selling Securityholder:

     Enclosed please find five (5) copies of a prospectus dated ______________, ____ (the "Prospectus") for your use in reselling your Conversion Shares, $0.01 par value (the "Shares"), of Gadzooks, Inc. (the "Company"), under the Company's
Registration Statement on Form S-3 (Registration No. 333-   ) (the "Registration
Statement"), which has been declared effective by the Securities and Exchange Commission. AS A SELLING SHAREHOLDER UNDER THE REGISTRATION STATEMENT, YOU HAVE AN OBLIGATION TO DELIVER A COPY OF THE PROSPECTUS TO EACH PURCHASER OF YOUR SHARES, EITHER DIRECTLY OR THROUGH THE BROKER-DEALER WHO EXECUTES THE SALE OF YOUR SHARES.

     The Company is obligated to notify you in the event that it suspends trading under the Registration Statement in accordance with the terms of the Note Purchase Agreement between the Company and you. During the period that the Registration Statement remains effective and trading thereunder has not been suspended, you will be permitted to sell your Shares which are included in the Prospectus under the Registration Statement. Upon a sale of any Shares under the Registration Statement, you or your broker will be required to deliver to Mellon Investor Services LLC (1) your restricted stock certificate(s) representing the Shares, (2) instructions for transfer of the Shares sold, and (3) a representation letter from your broker, or from you if you are selling in a privately negotiated transaction, or from such other appropriate party, in the form of Exhibit A attached hereto (the "Representation Letter"). The Representation Letter confirms that the Shares have been sold pursuant to the Registration Statement and in a manner described under the caption "Plan of Distribution" in the Prospectus and that such sale was made in accordance with all applicable securities laws, including the prospectus delivery requirements.

     Please note that you are under no obligation to sell your Shares during the registration period. However, if you do decide to sell, you must comply with the requirements described in this letter or otherwise applicable to such sale. Your failure to do so may result in liability under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Please remember that all sales of your Shares must be carried out in the manner set forth under the caption "Plan of Distribution" in the Prospectus if you sell under the Registration Statement. The Company may require an opinion of counsel reasonably satisfactory to the Company if you choose another method of sale. YOU SHOULD CONSULT WITH YOUR OWN LEGAL ADVISOR(s) ON AN ONGOING BASIS TO ENSURE YOUR COMPLIANCE WITH THE RELEVANT SECURITIES LAWS AND REGULATIONS.

     In order to maintain the accuracy of the Prospectus, you must notify the undersigned upon the sale, gift, or other transfer of any Shares by you, including the number of Shares being transferred, and in the event of any other change in the information regarding you which is contained in the Prospectus. For example, you must notify the undersigned if you enter into any arrangement with a broker-dealer for the sale of Shares through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker-dealer. Depending on the circumstances, such transactions may require the filing of a supplement to the prospectus in order to update the information set forth under the caption "Plan of Distribution" in the Prospectus.

Should you need any additional copies of the Prospectus, or if you have any questions concerning the foregoing, please write to me at Gadzooks, Inc., 4121 International Parkway, Carrollton, TX 75007. Thank you.

                                         Sincerely,



                                         James A. Motley
                                         Chief Financial Officer


                                     xviii

                                    EXHIBIT A

                         CERTIFICATE OF SUBSEQUENT SALE

[Name and Address of Transfer Agent]

        RE: Sale of Shares of Gadzooks, Inc. (the "Company") pursuant to the Company's Prospectus dated _____________, ____ (the "Prospectus")

Dear Sir/Madam:

     The undersigned hereby certifies, in connection with the sale of Shares of Common Stock of the Company included in the table of Selling Securityholders in the Prospectus, that the undersigned has sold the securities pursuant to the Prospectus and in a manner described under the caption "Plan of Distribution" in the Prospectus and that such sale complies with all securities laws applicable to the undersigned, including, without limitation, the Prospectus delivery requirements of the Securities Act of 1933, as amended.

Selling Securityholder (the beneficial owner):
                                               ---------------------------------

Record Holder (e.g., if held in name of nominee):
                                                  ------------------------------

Restricted Stock Certificate No.(s):
                                     -------------------------------------------

Number of Securities Sold:
                           -----------------------------------------------------

Date of Sale:
              ------------------------------------------------------------------

     In the event that you receive a stock certificate(s) representing more Shares than have been sold by the undersigned, then you should return to the undersigned a newly issued certificate for such excess securities in the name of the Record Holder and BEARING A RESTRICTIVE LEGEND. Further, you should place a stop transfer on your records with regard to such certificate.

                                                  Very truly yours,

Dated:                                            By:
      -------------------------------                ---------------------------

                                                  Print Name:
                                                             -------------------

                                                  Title:
                                                        ------------------------
cc:   Gadzooks, Inc.
      4121 International Parkway
      Carrollton, TX 75007
      Attn:  James A. Motley


                                      xix